Exhibit 99.1

LOS ANGELES SINGAPORE KUALA LUMPUR INDONESIA BANGKOK SUZHOU TIANJIN CHONGQING

FOR IMMEDIATE RELEASE	Company Contact: Investor Contact: A. Charles Wilson Berkman Associates Chairman (310) 477-3118 (818) 787-7000 info@BerkmanAssociates.com

Trio-Tech Reports First Quarter Results

    Van Nuys, CA -- November 14, 2013 -- Trio-Tech International (NYSE MKT:TRT) today announced financial results for the first quarter of fiscal 2014.

First Quarter Highlights

   ●         Revenue essentially flat versus first quarter 2013, up 11.5% over fourth quarter 2013.
   ●         Profit before stock option expense versus a loss in the same quarter last year.
   ●         Higher gross margin versus first quarter 2013.
   ●         Improved first quarter 2014 cash flow from operations versus first quarter 2013.

First Quarter Results

    For the three months ended September 30, 2013, revenue was essentially flat at $9,497,000, a 0.8% decrease compared to revenue of $9,575,000 for the first quarter of fiscal 2013.  First quarter revenue was 11.5% higher than revenue of $8,516,000 reported for the fourth quarter of fiscal 2013.

    Gross margin for this year's fiscal first quarter increased to 22.0% of revenue, compared to 19.2% of revenue in the same quarter last year, primarily reflecting lower costs in the Company's manufacturing segment.

    Operating expenses for this year's fiscal first quarter were $2,104,000, which included a non-cash stock option expense of $114,000.  This compares to operating expenses of $1,949,000 for the first quarter of fiscal 2013.  Pre-tax income from continuing operations increased to $83,000 compared to $66,000 in the first quarter of 2013.

    Income from continuing operations attributable to Trio-Tech common shareholders for the first quarter of fiscal 2014 was $6,000, or $0.00 per diluted share, after a loss from the discontinued fabrication services business of $23,000, or $0.01 per diluted share.  The net loss for the quarter was $17,000, or $0.01 per diluted share.  Excluding stock option expense, net income for the first quarter of fiscal 2014 was $97,000, or $0.03 per diluted share.  In comparison, for the first quarter of fiscal 2013, the loss from continuing operations attributable to Trio-Tech common shareholders was $93,000, or $0.03 per diluted share, after a loss from the discontinued fabrication business of $110,000, or $0.04 per diluted share.  The net loss for the first quarter of fiscal 2013 was $17,000, or $0.01 per diluted share.  As previously announced, Trio-Tech terminated its fabrication facilities lease in December, 2012 and discontinued this segment in the fourth quarter of fiscal 2013.

    Cash provided by operations for the first quarter of fiscal 2014 increased to $1,213,000, compared to cash used in operations for the first quarter of fiscal 2013 of $135,000.  Shareholders' equity at September 30, 2013 was $20,755,000, or $6.11 per outstanding share, compared to $20,606,000, or $6.20 per outstanding share, at June 30, 2013.

CEO Comments

    "We delivered higher margins and net income before stock option expense for this year's first quarter compared to the same period last year in what remains a difficult operating environment in the semiconductor industry.  That's why first-class customer service and tight control over operating costs remain our watchwords, even as we continue developing our technical capabilities and flexible semiconductor testing and test equipment manufacturing platforms to take advantage of opportunities to enhance growth and profitability in our core businesses.  We believe we are well-positioned for the future because of these efforts," said SW Yong, Trio-Tech's CEO.

About Trio-Tech

    Established in 1958 and headquartered in Van Nuys, California, Trio-Tech International is a diversified business group with interests in semiconductor testing services, manufacturing and distribution of semiconductor testing equipment, oil and gas equipment fabrication and real estate.  Further information about Trio-Tech's semiconductor products and services can be obtained from the Company's Web site at www.triotech.com, www.universalfareast.com, www.shi-international.com and www.ttsolar.com.

Forward-Looking Statements
This press release contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and assumptions regarding future activities and results of operations of the Company.  In light of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the following factors, among others, could cause actual results to differ materially from those reflected in any forward-looking statements made by or on behalf of the Company: market acceptance of Company products and services; changing business conditions or technologies and volatility in the semiconductor industry, which could affect demand for the Company's products and services; the impact of competition; problems with technology; product development schedules; delivery schedules; changes in military or commercial testing specifications which could affect the market for the Company's products and services; difficulties in profitably integrating acquired businesses, if any, into the Company; risks associated with conducting business internationally and especially in Southeast Asia, including currency fluctuations and devaluation, currency restrictions, local laws and restrictions and possible social, political and economic instability; changes in U.S. and global financial and equity markets, including market disruptions and significant interest rate fluctuations; and other economic, financial and regulatory factors beyond the Company's control. Other than statements of historical fact, all statements made in this Quarterly Report are forward-looking, including, but not limited to, statements regarding industry prospects, future results of operations or financial position, and statements of our intent, belief and current expectations about our strategic direction, prospective and future financial results and condition. In some cases, you can identify forward-looking statements by the use of terminology such as "may," "will," "expects," "plans," "anticipates," "estimates," "potential," "believes," "can impact," "continue," or the negative thereof or other comparable terminology.  Forward-looking statements involve risks and uncertainties that are inherently difficult to predict, which could cause actual outcomes and results to differ materially from our expectations, forecasts and assumptions.

(tables attached)
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TRIO-TECH INTERNATIONAL AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
UNAUDITED (IN THOUSANDS, EXCEPT EARNINGS PER SHARE)

	Three Months Ended
	September 30,
Revenue	2013	2012
Products	$5,405	$5,636
Testing Services	4,048	3,909
Other	44	30

	9,497	9,575
Costs of Sales
Cost of products sold	4,346	5,026
Cost of testing services rendered	3,025	2,677
Other	35	33

	7,406	7,736

Gross Margin	2,091	1,839

Operating Expenses:
General and administrative	1,834	1,751
Selling	205	128
Research and development	52	73
Gain (Loss) on disposal of property, plant and equipment	13	(3)

Total operating expenses	2,104	1,949

Loss from Operations	(13)	(110)

Other (Expenses) Income
Interest expense	(68)	(78)
Other income, net	164	254

Total other (expenses) income	96	176

Income from Continuing Operations before Income Taxes	83	66

Income Tax Benefit	43	124

Income from Continuing Operations before Non-controlling Interest, net of tax	126	190

LOSS FROM DISCONTINUED OPERATIONS, net of tax	(42)	(231)

NET INCOME (LOSS)	$84	$(41)

Less: Net income attributable to the non-controlling interest	101	(24)

Net Loss attributable to Trio-Tech International	(17)	(17)

Net Loss Attributable to Trio-Tech International:
Loss from continuing operations, net of tax	6	93
Loss from discontinued operations, net of tax	(23)	(110)

Net Loss Attributable to Trio-Tech International	$(17)	$(17)

Comprehensive Income (Loss) Attributable to Trio-Tech International:

Net income (loss)	$84	$(41)
Foreign currency translation, net of tax	(183)	555
Comprehensive (Loss) Income	(99)	514
Less: Comprehensive income (loss) attributable to non-controlling Interest	(4)	98
Comprehensive (Loss) Income Attributable to Trio-Tech International	(95)	416

Basic and Diluted earnings per share from continuing operations	$--	$0.03
Basic and Diluted loss per share from discontinued operations	(0.01)	(0.04)
Basic and Diluted Loss per Share	$(0.01)	$(0.01)

Weighted Average Shares Outstanding - Basic and Diluted	3,399	3,322

TRIO-TECH INTERNATIONAL AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, EXCEPT NUMBER OF SHARES)

	Sep. 30,	Jun. 30,
	2013	2013
	(unaudited)
ASSETS

CURRENT ASSETS:
Cash & cash equivalents	$2,521	$2,793
Short-term deposits	103	104
Trade accounts receivable, net	8,996	8,728
Other receivables	394	993
Loan receivables from property development projects	1,144	1,139
Inventories, net	1,952	2,463
Prepaid expenses and other current assets	408	358

Total current assets	15,518	16,578

INVESTMENT IN UNCONSOLIDATED JOINT VENTURE	795	791
INVESTMENT PROPERTY, Net	1,870	1,893
PROPERTY, PLANT AND EQUIPMENT, Net	12,540	12,851
OTHER ASSETS	801	437
RESTRICTED TERM DEPOSITS	3,511	3,494

TOTAL ASSETS	$35,035	$36,044

LIABILITIES AND SHAREHOLDER'S EQUITY

CURRENT LIABILITIES:
Lines of credit	$2,953	$3,864
Accounts payable	4,208	4,136
Accrued expenses	3,002	3,060
Income taxes payable	469	459
Current portion of bank loans payable	769	770
Current portion of capital leases	92	105

Total current liabilities	11,493	12,394

BANK LOANS PAYABLE, net of current portion	2,364	2,613
CAPITAL LEASES, net of current portion	259	228
DEFERRED TAX LIABILITIES	127	191
OTHER NON-CURRENT LIABILITIES	37	12

TOTAL LIABILITIES	14,280	15,438

COMMITMENTS AND CONTINGENCIES	--	--

EQUITY

TRIO-TECH INTERNATIONAL'S SHAREHOLDERS' EQUITY:
Common stock, no par value, 15,000,000 shares authorized; 3,399,555 shares
issued and outstanding at September 30, 2013, and June 30, 2013, respectively	10,665	10,531
Paid-in capital	2,870	2,756
Accumulated retained earnings	1,651	1,668
Accumulated other comprehensive gain-translation adjustments	3,602	3,680

Total Trio-Tech International shareholders' equity	18,788	18,635

NON-CONTROLLING INTEREST	1,967	1,971

TOTAL EQUITY	20,755	20,606

TOTAL LIABILITIES AND EQUITY	$35,035	$36,044